UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 19, 2011 (January 19, 2011)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code (615) 665-6000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 2.02 Results of Operations and Financial Condition.
      The information set forth below under Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.02.
Item 7.01 Regulation FD Disclosure.
      Vanguard Health Systems, Inc. (“Vanguard”), is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 and Exhibit 99.2. This information includes (1) certain unaudited pro forma financial information of Vanguard for the twelve months ended September 30, 2010 giving effect to the acquisitions of The Detroit Medical Center (“DMC”), acquired on January 1, 2011, and Westlake Hospital and West Suburban Medical Center and related ancillary operations (the “Resurrection Facilities”), acquired on August 1, 2010; (2) certain historical financial information of DMC (collectively the “Supplemental Financial Information”), both of which are provided for informational purposes for interested investors. The Supplemental Financial Information set forth in Exhibits 99.1 and 99.2 are attached hereto and incorporated herein by reference.
     The Supplemental Financial Information included in Exhibits 99.1 and 99.2 contain a non-GAAP financial measure, Adjusted EBITDA. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of an entity’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Vanguard has provided a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure to Adjusted EBITDA, income (loss) attributable to stockholders, or excess of revenue over expenses (expenses over revenues), which Vanguard deems to be equivalent to income (loss) attributable to stockholders, in the Supplemental Financial Information included in Exhibits 99.1 and 99.2.
     Vanguard defines Adjusted EBITDA as income (loss) attributable to stockholders before interest expense (net of interest income), income taxes, depreciation and amortization, non-controlling interests, equity method income, stock compensation, gain or loss on disposal of assets, monitoring and management fees and expenses, realized and unrealized gains or losses on investments, acquisition related expenses, debt extinguishment costs, impairment losses, pension expense, regulatory settlement expense and discontinued operations, net of taxes. Monitoring and management fees and include fees and reimbursed expenses paid to affiliates of The Blackstone Group and Metalmark Subadvisor LLC for advisory and oversight services. Adjusted EBITDA is not intended as a substitute for net income (loss) attributable to stockholders, operating cash flows or other cash flow data determined in accordance with GAAP. Adjusted EBITDA, as presented by Vanguard, may not be comparable to similarly titled measures of other companies due to varying methods of calculation.
     Management believes that Adjusted EBITDA provides useful information about Vanguard’s, DMC’s and the Resurrection Facilities’ financial performance to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA-related measures in the healthcare industry, along with other measures, to estimate the value of a company, to make informed investment decisions, to evaluate a company’s operating performance compared to that of other companies in the healthcare industry and to evaluate a company’s leverage capacity and its ability to meet its debt requirements. Adjusted EBITDA eliminates the uneven effects of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting. Adjusted EBITDA also eliminates the effects of changes in interest rates which management believes relate to general trends in global capital markets, but are not necessarily indicative of a company’s operating performance. Adjusted EBITDA is also used by Vanguard’s management to measure individual performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to its operating businesses and assessing their performance, both internally and relative to Vanguard’s peers, as well as to evaluate the performance of Vanguard’s operating management teams.
     A limitation of Adjusted EBITDA, however, is that it does not reflect the periodic cost of certain capitalized assets that an issuer uses to generate its revenues. These costs are evaluated through other financial measures such as capital expenditures. Adjusted EBITDA also does not include interest expense, which is a significant expense because of Vanguard’s substantial indebtedness. Despite these limitations, management believes that Adjusted EBITDA, as an operating performance measure, and not as a liquidity measure, provides investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Finally, management believes it is useful to investors to provide them with disclosure of Vanguard’s and DMC’s operating results using the same key financial metric as that used by management.
     Vanguard has also included certain unaudited interim Consolidated Financial Statements of DMC, which is set forth in Exhibit 99.3, attached hereto and incorporated herein by reference, for informational purposes for interested investors. Vanguard has also included certain historical and pro forma Vanguard revenues by geographical market information, which is set forth in Exhibit 99.3, attached hereto and incorporated herein by reference, for informational purposes for interested investors.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.	The exhibits filed as part of this Current Report on Form 8-K are listed in the Exhibit Index which is located at the end of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC.
BY:	/s/ Gary D. Willis
Gary D. Willis
Senior Vice President, Controller and Chief Accounting Officer

Date: January 19, 2011

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Supplemental Financial Information - Reconciliation of Adjusted EBITDA to Net Income (Loss) Attributable to Stockholders for Vanguard Health Systems, Inc. on a Pro Forma Basis.

99.2	Supplemental Financial Information - Reconciliation of Adjusted EBITDA of Excess of Revenue over Expenses for The Detroit Medical Center.

99.3	Unaudited Interim Consolidated Financial Statements of The Detroit Medical Center and Subsidiaries as of September 30, 2010 and for the three months and nine months ended September 30, 2010 and 2009.

99.4	Historical and Pro Forma Vanguard Revenues By Geographic Market.